Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pyrophyte Acquisition Corp. (the “Company”) on Form 10-Q for the period ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Sten Gustafson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 22, 2026
	By:	/s/ Sten Gustafson
Sten Gustafson
Chief Financial Officer and Director (Principal Financial Officer)